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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the inclusion in the Annual Report on Form 10-K of Gilead Sciences, Inc. of our report dated January 12, 2001 relating to the financial statements of Proligo LLC for the thirteen-month period ended December 31, 2000, which is incorporated by reference in this Annual Report on Form 10-K.

/s/  PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
March 11, 2003

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS